Exhibit 10.6

AFFIDAVIT OF NON-FOREIGN STATUS

      Section 1445 of the Internal Revenue Code provides that a buyer of a United States real property interest must withhold tax if the seller is a foreign person. To inform EnCana Oil & Gas (USA) Inc. (the "Buyer") that withholding of tax is not required upon the disposition of a United States real property interest owned by the Exploration Company of Delaware Inc. (the "Seller"), the undersigned hereby certifies the following on behalf of the Seller:

1. The Seller is not a non-resident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Internal Revenue Code and Income Tax Regulations);

2. The United States employer identification number of the Seller is 84-0793089.

3. The home office address of the Seller is 500 North Loop, 1604 East, Suite 250, San Antonio, TX 78232.

It is understood that this certification may be disclosed to the Internal Revenue Service by the Buyer and that any false statement contained herein could be punished by fine, imprisonment, or both.

      Under penalties of perjury I declare that I have examined this certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Seller.

THE EXPLORATION COMPANY OF DELAWARE INC.

By: ____/s/ James E. Sigmon__________
Name: __James E. Sigmon____________
Title: ___President__________________
Date: ____9/30/05__________________